AMENDMENT TO SECURITIES PURCHASE AGREEMENTS

THIS AMENDMENT to: (i) that certain Securities Purchase Agreement dated as of April 25, 2008 between Marina Biotech, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages thereto (the “April 2008 SPA”); (ii) that certain Securities Purchase Agreement dated as of June 9, 2009 between the Company and the purchasers identified on the signature pages thereto (the “June 2009 SPA”); and (iii) that certain Securities Purchase Agreement dated as of January 13, 2010 between the Company and the purchasers identified on the signature pages thereto (the “January 2010 SPA” and, together with the April 2008 SPA and the June 2009 SPA, the “Purchase Agreements”), is dated as of November 4, 2010.

WHEREAS, the undersigned desire to amend each Purchase Agreement, pursuant to Section 5.5 of each Purchase Agreement, in the manner set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the undersigned hereby agrees as follows:

1.	Section 4.13(c) of the April 2008 SPA, and Section 4.13(b) of each of the June 2009 SPA and the January 2010 SPA, is hereby deleted in its entirety and replaced in its entirety with the following:

“From the date hereof until December 4, 2010, the Company shall be prohibited from effecting, or entering into any agreement whereby the Company may effect, an “at-the-market” committed financing program or an “equity line of credit” facility.”

2.	In consideration for entering into this Amendment, the Company is issuing to the undersigned warrants (the “Warrants”) to purchase up to an aggregate of 686,270 shares (the “Warrant Shares”) of the common stock, par value $0.006 per share, of the Company (“Common Stock”), on a pro rata basis. The Warrants shall be initially exercisable at a price equal to the closing price of the Common Stock on the date hereof, and shall be substantially in the form attached hereto as Exhibit A. The Warrants and the Warrant Shares are being issued under that certain registration statement on Form S-3 (No. 333-168447) that was declared effective by the Securities and Exchange Commission on September 30, 2010.

3.

Except as otherwise expressly provided by this Amendment, all of the terms and conditions of each Purchase Agreement and each other Transaction Document (as defined in each Purchase Agreement) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the effectiveness of this

Amendment (A) all references in each Purchase Agreement to the “Purchase Agreement,” “hereto,” “hereof,” “this Agreement,” “hereunder” or words of like import referring to such Purchase Agreement shall mean such Purchase Agreement as amended by this Amendment and the other same amendments, and (B) all references in the other Transaction Documents to the “Purchase Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to each Purchase Agreement shall mean such Purchase Agreement as amended by this Amendment and the other same amendments, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the undersigned under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document and all of them shall continue in full force and effect, as amended or modified by this Amendment and the other same amendments.

4.	This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of laws thereof. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same amendment and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

5.	This Amendment shall be effective upon the Company’s execution and receipt of the same amendment executed by all of the undersigned.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized signatures as of the date first set forth above.

MARINA BIOTECH, INC.

By:	/s/ Peter S. Garcia
Name:	Peter S. Garcia
Title:	CFO and Secretary

[PURCHASER SIGNATURE PAGES TO AMENDMENT TO

SECURITIES PURCHASE AGREEMENTS]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories of the date first indicated above.

Name:

Signature of Authorized Signatory:

Name of Authorized Signatory:

Title of Authorized Signatory:

E-mail Address of Authorized Signatory:

Fax Number of Authorized Signatory:

EXHIBIT A

Form of Warrant